MFS(R) /Sun Life Series Trust

                              Mid Cap Growth Series

                      Supplement to the Current Prospectus:


Effective October 17, 2007, the sub-section entitled "Portfolio Management" under the main heading "IV - Management of the Series" is hereby restated as follows, with respect to the Mid Cap Growth Series only:

Portfolio Management

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

Portfolio Manager  Primary Role       Since   Title and Five Year History

Matthew Krummell   Portfolio Manager  2006    Investment Officer of MFS;
                                              employed in the investment area of
                                              MFS since 2001.

Eric Weigel        Portfolio Manager  October Investment Officer of MFS;
                                       2007   employed in the investment
                                              management area of MFS since 2007.
                                              Founder and Portfolio Manager for
                                              Long Point Partners, LLC from 2005
                                              to 2007. Chief Investment Officer
                                              for Milestone International from
                                              2004 to 2005. Various roles
                                              including Portfolio Manager at
                                              Pioneer Investments prior to 2004.

                The date of this Supplement is October 18, 2007.